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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 16, 1999


                CHASE COMMERCIAL MORTGAGE
                SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of August 10, 1999, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-1).


                  Chase Commercial Mortgage Securities Corp.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        New York                       333-81595               13-3728743
(State of Other Jurisdiction          (Commission           (I.R.S. Employer
----------------------------          ------------         -------------------
      of Incorporation)               File Number)         Identification No.)




              270 Park Avenue
             New York, New York                   10017-2070
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           (Address of Principal                  (Zip Code)
             Executive Offices)

       Registrant's telephone number, including area code (212) 270-6000
                                                          --------------

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Item 5.   Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-1, First Union Capital Markets Corp. ("FUCMC"), as underwriter, has prepared certain materials (the "FUCMC Computational Materials") for distribution to its potential investors. Although Chase Commercial Mortgage Securities Corp. (the "Company") provided FUCMC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the FUCMC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The FUCMC Computational Materials, which are listed as Exhibit 99 hereto, are being filed in paper format on Form SE dated August 16, 1999 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.











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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of the Company, relating to its Commercial Mortgage Pass-Through Certificates, Series 1999-1.


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Item 7.   Financial Statements, Pro Forma Financial
------    -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99  FUCMC Computational Materials filed on Form SE dated
          August 16, 1999.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHASE COMMERCIAL MORTGAGE
                                 SECURITIES CORP.




                                 By: /s/ Geoffrey Souter
                                    --------------------------------------
                                     Name:  Geoffrey Souter
                                     Title:    Assistant Vice President



Dated:    August 16, 1999


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                                 Exhibit Index
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Exhibit                                                                   Page
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99       FUCMC Computational Materials filed on Form SE dated                6
         August 16, 1999.


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